Exhibit 10.11

Certain identified information has been excluded because it is both not material and would likely cause competitive harm if publicly disclosed.

AMENDMENT TO RESEARCH AND OPTION AGREEMENT

This Amendment to Research and Option Agreement (this “Amendment”) is made effective as of May 30, 2018 (the “First Amendment Effective Date”) between Virpax Pharmaceuticals, Inc. (“Virpax”) and MedPharm Limited (“MedPharm”). Virpax and MedPharm are each sometimes referred to herein as a “Party” and, collectively, as the “Parties.”

WHEREAS, Virpax and MedPharm are parties to that certain Research and Option Agreement, dated as April 11, 2017, (the “MedPharm Option Agreement”);

WHEREAS, in consideration for the benefits to be gained by MedPharm under the MedPharm Option Agreement in connection with the continued development of products by Virpax, MedPharm has agreed to the amendment set forth below;

Now, Therefore, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Amendments.

a.	Appendix D of the MedPharm Option Agreement is hereby deleted in its entirety and replaced by the attached Appendix D.

2.	No Other Amendment. Except as specifically set forth herein, the MedPharm Option Agreement shall remain in full force and effect.

[signature page follows]

 Certain identified information has been excluded because it is both not material and would likely cause competitive harm if publicly disclosed.

In Witness Whereof, the parties hereto have duly executed this Amendment as of the First Amendment Effective Date.

VIRPAX PHARMACEUTICALS, INC.

By:	/s/ Anthony Mack
Name:	Anthony Mack
Title:	CEO

MEDPHARM LIMITED

By:	/s/ Andrew Muddle
Name:	Andrew Muddle
Title:	CEO

 [signature page to MedPharm R&O Amendment]

Certain identified information has been excluded because it is both not material and would likely cause competitive harm if publicly disclosed.

Appendix D

[**]

In addition, the parties acknowledge that a license has previously been executed for [**].